UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                        PURSUANT TO  SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 1996


                         Commission file number 33-00215

                        UNITED STATES ANTIMONY CORPORATION

                   (Name of small business issuer in its charter)

                                     Montana
                         (State or other jurisdiction of
                          incorporation or organization)

                                    01-0305822
                       (I.R.S. Employer Identification No.)


                          P.O. Box 643, Thompson Falls,
                                  Montana 59873


          Registrant's telephone number,including area code: (406) 827-3523

          Item 6. Resignations of Registrant's Directors
          ----------------------------------------------

          Effective October 10, 1996, Jeffrey R. Maichel, a director as appointed by the Board of Directors of the registrant in July of 1996, resigned from the Board of Directors. Mr. Maichel's resignation was not due to any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.

          Effective November 6, 1996, Walter L. Maguire Jr., a director of the registrant since November 1985, resigned from the Board of Directors. Mr. Maguire's resignation was not due to any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.

          SIGNATURES


          Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


          UNITED STATES ANTIMONY CORPORATION
          (Registrant)



          By: /s/ John C. Lawrence                   Date: January 13, 1997
              ------------------------------------
              John C. Lawrence, Director and
              President (Principal Executive,
              Financial and Accounting Officer)